Summary Prospectus April 29, 2011


                                                [Deutsche Asset Management LOGO]
                                             A Member of the Deutsche Bank Group







CASH RESERVES FUND INSTITUTIONAL


CLASS/Ticker    INSTITUTIONAL CLASS    BIRXX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks.
You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at https://www.dbadvisorsliquidity.com/US/products/fund_facts_prospectus l2.jsp.
You can also get this information at no cost by e-mailing a request to inquiry.info-@dws.com, calling (800) 730-1313 or asking your financial advisor. The prospectus and SAI, both dated April 29, 2011, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks a high level of current income consistent with liquidity and the preservation of capital.


The fund is a feeder fund that invests substantially all of its assets in a "master portfolio," the Cash Management Portfolio (the "Portfolio"), which will invest directly in securities and other instruments. The Portfolio has the same investment objective as the fund. References to the fund may refer to actions undertaken by the Portfolio.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


Management fee                                            0.12
-----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                             None
-----------------------------------------------------    -----
Other expenses                                            0.16
-----------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES(1)                   0.28
-----------------------------------------------------    -----
Less fee waiver/reimbursement                             0.07
-----------------------------------------------------    -----
NET ANNUAL FUND OPERATING EXPENSES (after fee waiver
and/or
expense reimbursement)                                    0.21
-----------------------------------------------------    -----

(1) The table and Example below reflect the expenses of both the fund and the Portfolio.

The Advisor has contractually agreed through April 30, 2012 to maintain the fund's total annual operating expenses, excluding extraordinary expenses, taxes, brokerage and interest expense at 0.21%. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses for each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $22          $83        $150       $349
---  ---          ---        ----       ----

PRINCIPAL INVESTMENT STRATEGY


The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs the quality, maturity, diversity and liquidity of instruments in which a money fund may invest.


The fund invests in high quality, short-term, US dollar denominated money market instruments, including obligations of US and foreign banks, US government securities, repurchase agreements and asset backed securities, paying a fixed, variable or floating interest rate.


Under normal market conditions, the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions that satisfy the fund's eligibility requirements.


The fund may invest up to 10% of its total assets in other money market mutual funds.


Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.



MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.

The fund is exposed to the risk factors below through the Portfolio, which invests directly in the individual securities.


MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets.


INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors.


CREDIT RISK. The fund's performance could be hurt if an issuer of a money market instrument suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds and could result in a decline in share price.


REPURCHASE AGREEMENT RISK. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting banks or financial institutions will have a significant impact on the fund's performance.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


FOREIGN INVESTMENT RISK. Foreign investments include certain special risks, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to www.dbadvisorsliquidity.com/US (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Institutional Class)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  2001    2002      2003    2004    2005    2006    2007    2008      2009      2010
  4.22    1.72      1.06    1.26    3.15    4.99    5.27    2.75      0.41      0.13




Best Quarter: 1.45%, Q1 2001       Worst Quarter: 0.02%, Q1 2010
Year-to-Date as of 3/31/11: 0.03%

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended 12/31/2010 expressed as a %)


           CLASS          1          5         10
       INCEPTION       YEAR      YEARS      YEARS
     -----------  ---------  ---------  ---------
     1/25/1994        0.13       2.69       2.48
---  ---------        ----       ----       ----

Total returns would have been lower if operating expenses hadn't been reduced.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


                                       2
                                                Cash Reserves Fund Institutional


                                               SUMMARY PROSPECTUS April 29, 2011

PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT

The fund's minimum initial investment is $10,000,000, and there is no minimum additional investment. This information is for non-retirement accounts.


TO PLACE ORDERS


MAIL           First Investment          Deutsche Asset Management c/o
                                         DWS Investments, PO Box 219151
                                         Kansas City, MO 64121-9151
               Additional Investments    Deutsche Asset Management c/o
                                         DWS Investments, PO Box 219151
                                         Kansas City, MO 64121-9151
               Exchanges and             Deutsche Asset Management c/o
               Redemptions               DWS Investments, PO Box 219151
                                         Kansas City, MO 64121-9151
EXPEDITED MAIL                          Deutsche Asset Management c/o
                                        DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dbadvisorsliquidity.com/US
TELEPHONE                               (800) 730-1313, M - F 8 a.m. - 6 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       3
                                                Cash Reserves Fund Institutional
                                       SUMMARY PROSPECTUS April 29, 2011 CRI-SUM